Debt and Interest Rate Swap	12 Months Ended
Dec. 31, 2012
Debt And Interest Rate Swap [Abstract]
Debt and Interest Rate Swap
Debt and Interest Rate Swap
Debt at December 31 consisted of the following:

dollars in thousands	Weighted-Average Interest Rate[1]	2012	2011
Term Loan	3.646%	$318,750	$361,250
Less: Short-term debt		42,500	42,500
Long-term debt		$276,250	$318,750

1	See additional information below regarding the interest rate fixed at 3.646% in connection with the Swap.
In the second quarter 2011, Federated entered into an Amended and Restated Credit Agreement with a syndicate of banks that included a $382.5 million term loan (Term Loan) and $200 million revolving credit facility (collectively, Credit Agreement). The Credit Agreement expires on June 10, 2016. The Term Loan, a variable-rate note, requires principal payments of $10.6 million per quarter for the first three years and $28.3 million per quarter for the fourth and fifth years and a final payment of $28.3 million due upon its expiration. Certain subsidiaries entered into an Amended and Restated Continuing Agreement of Guaranty and Suretyship whereby these subsidiaries guarantee payment of all obligations incurred through the Credit Agreement.
The borrowings under the Term Loan bear interest at a spread over London Interbank Offering Rate (LIBOR). The interest rate swap (the Swap) that Federated entered into with PNC Bank, National Association and certain other banks during 2010 to hedge its interest rate risk associated with the prior term loan remains in effect.
Under the Swap, which expires on April 1, 2015, Federated will receive payments based on LIBOR plus a spread and will make payments based on an annual fixed rate of 3.646%. The Swap requires monthly cash settlements of interest paid or received. The differential between the interest paid or interest received from the monthly settlements will be recorded as adjustments to Debt expense on the Consolidated Statements of Income. The Swap is accounted for as a cash flow hedge and has been determined to be highly effective. Federated evaluates effectiveness using the long-haul method. Changes in the fair value of the Swap will likely be offset by an equal and opposite change in the fair value of the hedged item, therefore very little, if any, net impact on reported earnings is expected. The fair value of the Swap agreement at December 31, 2012 was a liability of $11.2 million which was recorded in Other current liabilities ($5.9 million) and Other long-term liabilities ($5.3 million) on the Consolidated Balance Sheets. The entire amount of this loss in fair value was recorded in Accumulated other comprehensive loss, net of tax on the Consolidated Balance Sheets at December 31, 2012. During the next twelve months management expects to charge $5.9 million of this loss to Debt expense on the Consolidated Statements of Income as a component of Federated’s fixed interest rate of 3.646%. This amount could differ from amounts actually recognized due to changes in interest rates subsequent to December 31, 2012 and will not affect the amount of interest expense recognized in total on the Term Loan for any period presented. During the years ended December 31, 2012 and 2011, $7.3 million and $8.3 million, respectively, were charged to Debt expense on the Consolidated Statements of Income as a component of Federated’s fixed interest rate associated with the Swap.
As of December 31, 2012, the entire $200 million revolving credit facility was available for borrowings. Federated pays an annual facility fee, currently 15 basis points, based on its credit rating. Borrowings under the revolving credit facility bear interest similar to the Term Loan borrowings under the Credit Agreement except the LIBOR spread is currently 110 basis points, based on Federated's credit rating.
The Credit Agreement includes representations, warranties and other covenants, including an interest coverage ratio covenant and a leverage ratio covenant. Federated was in compliance with all covenants at and during the year ended December 31, 2012. The Credit Agreement and the Swap also have certain stated events of default and cross default provisions which would permit the lenders/counterparties to accelerate the repayment of the debt or to terminate the Swap if not cured within the applicable grace periods. The events of default generally include breaches of contract, failure to make required loan payments, insolvency, cessation of business, deterioration in credit rating to below investment grade, notice of lien or assessment and other proceedings, whether voluntary or involuntary, that would require the repayment of amounts borrowed.